UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

PCS Edventures!, Inc.

(Exact name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Exchange Act Rules 14a-6(i)(4) and 0-11.

Indicate by check mark whether the Registrant has submitted electronically and posted on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§ 232.405 of this chapter) during the preceding 12 months (or for such shorter period that the Registrant was required to submit and post such files).

Yes ☒ No ☐

PCS EDVENTURES!, INC.
941 S. INDUSTRY WAY
MERIDIAN, ID 83642

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V77590-P36401 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

PCS EDVENTURES!, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE PROPOSALS SET FORTH BELOW

1. Election of Directors

Nominees:	**For**	**Against**	**Withhold**
1a. Todd R. Hackett	☐	☐	☐
1b. Michael J. Bledsoe	☐	☐	☐
1c. Sean P. Iddings	☐	☐	☐

	For	**Against**	**Abstain**
2. Ratification of the election of Haynie & Company as the Company's independent registered public accounting firm.	☐	☐	☐
3. Ratification of an amendment to our Articles of Incorporation to decrease to the Company's authorized common stock from 150,000,000 shares with no par value to 125,000,000 shares of common stock with no par value.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V77591-P36401

PCS EDVENTURES!, INC.
ANNUAL MEETING OF STOCKHOLDERS
SEPTEMBER 26, 2025 10:00 A.M. MOUNTAIN TIME

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of PCS Edventures!, Inc. an Idaho Corporation (the "Company"), hereby appoints Todd Hackett, as proxy-holder for and on behalf of the undersigned to attend the Annual Meeting of Stockholders to be held at via live webcast at meet.google.com/qru-xxzi-yhn and at the PCS Edventures!, Inc. located in the corporate offices at 941 S. Industry Way, Meridian, ID 83642, on September 26, 2025, at 10:00 a.m. Mountain Time and to vote said shareholder's shares as follows:

The shares represented by this proxy will be voted as directed by the shareholders, but if no instructions are specified, this proxy will be voted for the Proposals. If any other business is presented at the Annual Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Internet Availability. The Notice of Annual Meeting, Proxy Statement relating to the Annual Meeting, together with the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2025, are attached hereto and incorporated by reference and available on the Company's website at https://edventures.com/.

Continued and to be signed on the reverse side

Your **Vote** Counts!

PCS EDVENTURES!, INC.

2025 Annual Meeting
Vote by September 25, 2025
11:59 PM ET

PCS EDVENTURES!, INC.
941 S. INDUSTRY WAY
MERIDIAN, ID 83642

V77594-P36401

You invested in PCS EDVENTURES!, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on September 26, 2025.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to September 12, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

The Proxy Soliciting Materials are also available online under the heading "ANNUAL MEETING" at: http://investors.edventures.com.

Vote in Person or Virtually at the Meeting*

September 26, 2025
10:00 a.m. Mountain Time

Meeting Location:
PCS Edventures!, Inc. located in the corporate offices
941 S. Industry Way Meridian, ID 83642
Virtually at:
meet.google.com/qru-xxzi-yhn

*Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Todd R. Hackett	For
1b.	Michael J. Bledsoe	For
1c.	Sean P. Iddings	For
2.	Ratification of the election of Haynie & Company as the Company's independent registered public accounting firm.	For
3.	Ratification of an amendment to our Articles of Incorporation to decrease to the Company's authorized common stock from 150,000,000 shares with no par value to 125,000,000 shares of common stock with no par value.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V77595-P36401